SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2002

SUPERCONDUCTOR TECHNOLOGIES INC.
 (Exact Name of Registrant as Specified in Charter)

Delaware (State of Other Jurisdiction of Incorporation)	0-21074 (Commission File Number)	77-0158076 (IRS Employer Identification No.)

460 Ward Drive, Santa Barbara, CA (Address of Principal Executive Offices)		93111 (Zip Code)

Registrant’s telephone number, including area code: (805) 690-4500

Item 2. Acquisition or Disposition of Assets.
Item 5. Other Events.
Item 7. Financial Statements, Prof Forma Financial Information and Exhibits.
SIGNATURES
Exhibit Index
EXHIBIT 99.1
EXHIBIT 99.2

Item 2. Acquisition or Disposition of Assets.

     On December 17, 2002, immediately following stockholder approval of stockholders of Conductus, Inc (Conductus) and the Company, the merger of Conductus into a wholly owned subsidiary of the Company was consummated. The merger was accomplished by an exchange of Conductus securities for securities of the Company pursuant to the terms of the Agreement and Plan of Merger dated October 10, 2002 by and among the Company, Conductus and a wholly owned subsidiary of the Company. Each share of Conductus stock outstanding was converted into 0.6 of a share of Superconductor on a fixed-exchange ratio basis, and all outstanding options and warrants to purchase shares of Conductus were automatically converted into options to purchase shares of Superconductor common stock. Conductus is now a wholly owned subsidiary of the Company. A copy of the press release announcing the merger is attached.

Item 5. Other Events.

     The Company concurrently closed a $20 million private placement which is intended to finance the combined company. The financing consisted of the purchase of a total of 21,096,954 shares of the Company’s common stock and 5,274,240 warrants to purchase common stock at $1.19 per share. A copy of the press release announcing closing of the transactions is attached.

     In connection with the merger transaction and the placement, four new directors were appointed to the board of directors of the Company; three former Conductus directors and one director selected by the Special Situations family of funds, an investor in the placement.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired.

The requisite financial statements relating to the acquired assets described in Item 2 above have been previously filed as part of the Company’s Registration Statement on Form S-4, SEC File No. 333-100908.

(b)	Pro Forma Financial Information.

The requisite pro forma financial information relating to the acquired assets described in Item 2 above have been previously filed as part of the Company’s Registration Statement on Form S-4, SEC File No. 333-100908.

Form 8-K Announcing closing merger and pipe (0212017)    2

(c) Exhibits

10.1	Agreement and Plan of Merger dated October 10, 2002(1)

10.2	Securities Purchase Agreement dated October 10, 2002 (1)

10.3	Form of Investor Warrant (1)

10.4	Form of Registration Rights Agreement (1)
99.1	Press release dated December 17, 2002

99.2	Press release dated December 23, 2002

(1)	Incorporated by reference from the Company’s Current Report on Form 8-K filed October 14, 2002.

Form 8-K Announcing closing merger and pipe (0212017)    3

SIGNATURES

     Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERCONDUCTOR TECHNOLOGIES INC.

Date: December 17, 2002	By: /S/Martin S. McDermut Martin S. McDermut Senior Vice President, Chief Financial Officer and Secretary

Form 8-K Announcing closing merger and pipe (0212017)    4

Exhibit Index

No.	Document

(d)	Exhibits

10.1	Agreement and Plan of Merger dated October 10, 2002 (1)

10.2	Securities Purchase Agreement dated October 10, 2002 (1)

10.3	Form of Investor Warrant (1)

10.4	Form of Registration Rights Agreement (1)

99.1	Press release dated December 17, 2002

99.2	Press release dated December 23, 2002

(1)	Incorporated by reference from the Company’s Current Report on Form 8-K filed October 14, 2002

Form 8-K Announcing closing merger and pipe (0212017)    5